Oklo Announces Changes to its Board of Directors and Management Team to Support its Continued Growth • Oklo welcomes Dr. Mark Peters, David Christian, Derek Kan, and David Park as new directors, bringing decades of experience executing complex and highly technical projects across a range of industries • Oklo appoints Michael Thompson as Lead Independent Director • Oklo announces plan to transition Pat Schweiger from Chief Technology Officer to a senior technical advisor SANTA CLARA, Calif.–(BUSINESS WIRE)–Oklo Inc. (NYSE: OKLO), an advanced nuclear technology company, today announced changes to its Board of Directors and management team designed to enable Oklo to meet its ambitious deployment goals across its integrated power-fuel-isotopes business. “Over the past two years, we have built distinct business units responsible for powerhouses, fuel, fuel recycling, and isotopes. Each of these businesses has unprecedented tailwinds, but also distinct goals and needs. To capitalize on the scale of opportunity, we are bringing additional technical and execution experience to our Board and our team,” said Oklo co-founder and CEO Jacob DeWitte. “The changes we are announcing today are just the first part of an expansion that will allow us to move faster and do more simultaneously.” Oklo appoints four new directors Oklo has appointed Dr. Mark Peters, David Christian, Derek Kan, and David Park to its Board of Directors, effective April 10, 2026. This expansion adds a wide range of experienced executives from different industries who have been responsible for completing complicated and highly technical projects in the nuclear, energy, industrial, and infrastructure sectors. “We welcome Mark, David, Derek, and David to our Board of Directors,” said DeWitte. “As we begin to build a wide range of facilities required to achieve our ambitious goal of jumpstarting the advanced nuclear energy sector in the United States and around the world, we are excited to lean on the decades of experience that they bring to our Board.” “In order to support the world’s need for clean, reliable, and affordable energy, we need to be able to execute quickly and efficiently,” said Caroline DeWitte, Oklo co-founder and COO. “Each of these four new additions to our Board has a unique background and set of skills that we can learn from, and we look forward to benefiting from their vast operational experience in different industries and environments.” About Oklo’s new directors Dr. Mark Peters is the president and chief executive officer of MITRE, the global not-for-profit company that manages R&D centers around the world. A recognized expert in nuclear energy and national security, Peters spent more than 25 years leading scientific and engineering discovery for federally funded R&D centers. Prior leadership roles include serving as the executive vice president for laboratory management and operations at Battelle Memorial Institute, director of the Idaho National Laboratory, and president of Battelle Energy Alliance

LLC, all of which are large R&D centers focused on nuclear energy, national and homeland security, and energy and environmental science and technology. Peters also served two years as chair of the National Laboratory Directors’ Council, an independent body that coordinates initiatives and advises the Department of Energy and other national laboratory stakeholders. Peters was awarded the 2023 Henry DeWolf Smyth Nuclear Statesman Award, which recognizes individuals for outstanding service in developing and guiding the peaceful uses of nuclear energy. He is a member of the National Academy of Engineering and the Virginia Academy of Science, Engineering, and Medicine. Peters is a Fellow of the American Nuclear Society (ANS), where he also serves as ANS Vice President and President-Elect. He also serves on the Idaho Power Board and the National Academies Board on Human-Systems Integration. David Christian is the former executive vice president and chief innovation officer for Dominion Energy. Christian joined Virginia Power in 1976 and has held a variety of management positions with the company. Before being named CEO-Dominion Generation Group in June 2009, Christian was chief nuclear officer of the company’s Dominion Nuclear business unit. He became chief executive officer of the Energy Infrastructure Group and CEO-Dominion Virginia Power in January 2016 and assumed his post before retiring in January 2017. Christian is chairman of the National Nuclear Accrediting Board and served on the management committee of the Institute for Electric Innovation at the Edison Electric Institute. He is past chairman of the Board of Directors of Nuclear Energy Insurance Ltd., for which he also served on its executive and governance committees. He served as a board member of the Foundation for Nuclear Studies and board member emeritus of CultureWorks. Derek Kan is a senior executive whose career bridges the worlds of technology, high-growth startups, public company board governance, and federal policy. Kan currently serves as Vice President of Business Operations at Shopify, where he led company-wide strategy and spearheaded AI implementation and technology cost optimization across its global operations. He joined Shopify following its acquisition of Deliverr, a technology-enabled e-commerce fulfillment platform where he served as Chief Business Officer. He also served as General Manager for Lyft in Southern California, then the largest ridesharing market in the world. Earlier in his government career, Kan issued the first federal guidance framework for autonomous vehicles and launched a national drone pilot program, positioning him at the intersection of technology policy and emerging innovation. Kan currently serves as Vice Chairman of the United States Postal Service Board of Governors, appointed by President Biden and unanimously confirmed by the Senate in May 2022. Kan also serves on the Board of Directors of Toll Brothers (NYSE: TOL), the nation's leading luxury homebuilder, and Globe Life Inc. (NYSE: GL), a company that offers a range of insurance products. Kan previously served on the board of Amtrak, where he helped guide the railroad from a $300 million annual operating loss to breakeven, and as a Board Observer for Rand Logistics (now Mainstay). Kan has also spent a significant amount of time in public service, serving as Deputy Director of the White House Office of Management and Budget, Under Secretary for Policy at the U.S. Department of Transportation, and as Chief Economic Policy Advisor to the then majority leader of the U.S. Senate. David Park is the current CEO of Standard Lithium (NYSE: SLI), a publicly-traded commercial lithium company operating multiple facilities across the United States. Park has a strong energy and industrial sector background, with over 28 years of increasing responsibilities at a range of companies, including as President of Koch Strategic Platforms, Senior Vice President of Strategy and Business Development of Georgia-Pacific, LLC, President of TrueNorth Energy, and CFO of Koch’s Canadian exploration and production, pipeline, and energy trading business at Koch Exploration. Park also has nuclear experience: early in his career, he was an International Business Development Specialist at Atomic Energy of Canada Ltd. Park has significant board experience and has served previously on the boards of a number of energy, technology, and industrial companies, including Unisource, Guardian Industries, Molex, and Mavenir. Oklo appoints Michael Thompson as Lead Independent Director Recognizing the importance of ensuring that its Board of Directors can continue to provide Oklo with a strong and independent perspective, Oklo has appointed Michael Thompson as its Lead Independent Director. “Michael has been an invaluable resource to the Board and to Oklo since joining the Board last year,” said DeWitte. “His experience helping companies execute against ambitious goals through periods of hypergrowth will provide us and the Board with critical perspective over the coming years. Particularly as we continue to develop and grow across our four business units, Michael will play a key role helping the Board to provide independent oversight to our management team. We look forward to working even more closely with him as we pursue our mission to make abundant energy available to all.” Oklo announces plans to transition Chief Technology Officer to technical advisor As part of its efforts to update its management structure to reflect its focus on building business units tackling powerhouse deployment, fuel fabrication, fuel recycling, and radioisotope production, Oklo and Pat Schweiger, the Company’s Chief Technology Officer, have mutually agreed that Schweiger will transition to a senior technical advisory role over the coming weeks. “We are incredibly appreciative of the work that Pat has done for Oklo since joining us first as a contractor and then as Chief Technology Officer. His decades of experience designing and building fast reactors enabled us to move rapidly as we broke ground and made significant strides designing our first-of-a-kind Aurora powerhouse at INL,” said DeWitte. “We plan to continue to rely on his technical expertise as we grow our management team to support the full range of units across our business.” “I joined Oklo because I was excited to be part of a team that was designing and deploying sodium-cooled fast reactors, and I remain convinced that this technology will be the key to enabling the commercialization of the advanced nuclear industry,” said Schweiger. “I remain excited about Oklo’s outlook, and I look forward to continuing to support the team as a technical advisor as they continue to make progress toward their ambitious goals.” About Oklo Inc.: Oklo Inc. is developing fast fission power plants to deliver clean, reliable, affordable energy at global scale; establishing a domestic supply chain for critical isotopes; and advancing nuclear fuel recycling to convert used nuclear fuel into clean energy. Oklo was the first to receive a site use permit from the U.S. Department of Energy for a commercial advanced fission plant, was awarded fuel from Idaho National Laboratory, and submitted the first custom combined license application for an advanced reactor to the U.S. Nuclear Regulatory Commission. Oklo is also developing advanced fuel recycling technologies in collaboration with the U.S. Department of Energy and U.S. National Laboratories. Forward-Looking Statements This press release includes statements that express Oklo’s opinions, expectations, objectives, beliefs, plans, intentions, strategies, assumptions, forecasts or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” The words “may,” “will,” “could,” “should,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continue,” “might,” “possible,” “potential,” “predict,” “project,” “goal,” “would,” “commit,” or, in each case, their negative or other variations or comparable terminology, and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this press release and include statements regarding our intentions, beliefs or current expectations concerning, among other things, results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which Oklo operates. Such forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. As a result of a number of known and unknown risks and uncertainties, the actual results or performance of Oklo may be materially different from those expressed or implied by these forward-looking statements. The following important risk factors could affect Oklo’s future results and cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements: risks related to the development and deployment of Oklo’s powerhouses, fuel fabrication and fuel recycling facilities, and radioisotope production activities; the risk that Oklo is pursuing an emerging market with no commercial project operating and regulatory uncertainties; risks related to acquisitions, divestitures, or joint ventures we may engage in; the need for financing to construct plants, which remain subject to market, financial, political, and legal conditions; risks related to an inability to raise additional capital to support our business and sustain our growth on favorable terms; the effects of competition; risks related to accessing high-assay low-enriched uranium, plutonium, and other fuels (including recycled fuels) at acceptable costs and under acceptable timelines; risks related to our supply chain; risks related to power purchase agreements; risks related to human capital; risks related to our intellectual property; risks related to cybersecurity and data privacy; changes in applicable laws or regulations, including tariffs; the outcome of any government and regulatory proceedings and investigations and inquiries; and the other factors set forth in our documents we have filed with the U.S. Securities and Exchange Commission (the “SEC”). The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties of the other documents filed by Oklo from time to time with the SEC. The forward-looking statements contained in this press release are based on current expectations and beliefs concerning future developments and their potential effects on Oklo. There can be no assurance that future developments affecting Oklo will be those that Oklo has anticipated. Oklo undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this presentation, except as may be required by law.

Media and Communications for Oklo: Bonita Chester, Head of Communications and Media at media@oklo.com Investor Contact: Sam Doane, Senior Director of Investor Relations at investors@oklo.com